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                     AMENDMENT NO. 2 TO DEBTOR-IN-POSSESSION
                       CREDIT AGREEMENT AND LOAN DOCUMENTS

         THIS AMENDMENT dated as of June 17, 2005 (this "Amendment"), under the Debtor-in-Possession Credit Agreement dated as of January 12, 2005, as amended by that certain Amendment No. 1 to Debtor-in-Possession Credit Agreement and Loan Documents dated as of March 31, 2005 (the "DIP Credit Agreement"), among Torch Offshore, Inc., a Delaware corporation (the "Borrower"), Torch Offshore, LLC, a Delaware limited liability company ("TOLLC") and Torch Express, LLC, a Louisiana limited liability company ("TELLC"; TOLLC and TELLC are each referred to herein as a "Guarantor"), Regions Bank, for itself as a "Lender" defined under the DIP Credit Agreement ("Regions") and Export Development Canada, as a Lender ("EDC").

         The parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the DIP Credit Agreement and not defined herein has the meaning assigned to such term in the DIP Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after this Amendment becomes effective, refer to the DIP Credit Agreement as amended hereby.

         SECTION 2. Amendments. (a) Each of the following definitions contained in Section 1.1 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows:

                  Termination Date means the earlier to occur of (i) August 5, 2005 (which date may be extended up to 90 additional days thereafter upon the written consent of the Agent and the Lenders in the exercise of their sole discretion, such consent, if any, to be conditioned, among other things, upon receipt of a new Budget and the Agent's and the Lenders' complete satisfaction therewith), (ii) the Consummation Date, and (iii) the acceleration of the Loans and the termination of the Line of Credit Commitments in accordance with the terms hereof.

         (b) Section 8.3 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows:

                  8.3 Use of Proceeds. Borrower covenants and agrees that the proceeds of the Line of Credit Loans will be used solely as set forth in the 9 week cash flow forecast as agreed upon between the Borrower, the Agent and the Lenders (as may be amended from time to time, the "Budget"). The Letters of Credit will be used solely for the requirements of the Company Business in the ordinary course of business. In no event may the proceeds of any Loan or Letter of Credit be used in violation of any applicable law or regulation.

         SECTION 3. Representations. The Borrower and each Guarantor represents and warrants that (i) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date and (ii) after giving effect to this Amendment, no Default or Event of Default under the DIP Credit Agreement has occurred and is continuing on such date.

         SECTION 4. Reaffirmation; Release. Borrower hereby reaffirms and restates each and every agreement, covenant, warranty and representation set forth in the DIP Credit Agreement, each Note and the other Loan Documents to which it is a party, as amended and affected by this Amendment. Each Guarantor hereby reaffirms and restates each and every agreement, covenant, warranty and representation set forth in the DIP Credit Agreement, the Continuing Guarantees, the Security Documents and the other



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Loan Documents to which it is a party, as amended and affected by this
Amendment. The Borrower and each Guarantor further acknowledges, represents and warrants that the Loan Documents, as amended and affected by this Amendment, constitute valid and enforceable obligations of Borrower and each Guarantor as of this date, free from any defense, counterclaim, offset or recoupment. The Borrower and each Guarantor hereby waives, releases and discharges Agent and the Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans and the other Obligations, the Credit Agreement and the other Loan Documents and any documents, agreements, dealings, or other matters connected with the Loans, any Letter of Credit or other Obligations, including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Amendment related to the Loans or any Letter of Credit.

         SECTION 5. No Waiver or Implication; No Novation. Nothing herein shall constitute a waiver of any default, whether known or unknown, which may exist under the Loan Documents, except as expressly set forth herein. No action, inaction or agreement by the Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or reimbursement for draws under any Letter of Credit or any portion thereof, or with respect to matters involving security for the Loans or reimbursement for draws under any Letter of Credit, or with respect to any other matter relating to the Loans or reimbursement for draws under any Letter of Credit, shall require or imply any future extension, indulgence, waiver, consent or agreement by Agent or any Lender. Borrower and each Guarantor hereby acknowledges and agrees that none of the Agent and the Lenders has made any agreement, and none of them is in anyway obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans, any Letter of Credit or any matter relating to the Loan Documents. This Amendment shall not constitute a novation of the Loans, any Note, the DIP Credit Agreement or any other of the Loan Documents, and the terms and provisions of the Loan Documents are hereby affirmed and shall remain valid and in full force and effect as amended and affected by this Amendment.

         SECTION 6. Governing Law; Counterparts; Expenses; Successors and Assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Amendment may be signed and delivered in any number of counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Borrower agrees to promptly pay the attorney fees and expenses incurred by the Agent and the Lenders in connection with the drafting, negotiation, execution, delivery and performance of this Amendment. This Amendment shall be binding upon and inure to the benefit of Borrower, each Guarantor, Agent and the Lenders and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the Agent shall have received from the Borrower, each Guarantor and each Lender a counterpart hereof signed by such party.


                     [signatures contained on the next page]




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         IN WITNESS WHEREOF, Borrower, the Guarantors, the Agent and the Lenders
have executed this Amendment as of the date first written above.


                                         TORCH OFFSHORE, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         TORCH OFFSHORE, L.L.C.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Its Manager

                                         TORCH EXPRESS, L.L.C.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Its Manager

                                         REGIONS BANK, as a Lender and as Agent


                                         By:
                                             -----------------------------------
                                             Mike J. Paternostro
                                             Senior Vice President

                                         EXPORT DEVELOPMENT CANADA, as a Lender


                                         By:
                                             -----------------------------------
                                             Sean Mitchell
                                             Manager Special Risks

                                         By:
                                             -----------------------------------
                                             Bruce Dunlop
                                             Portfolio Manager




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